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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 13, 2002


                              VARI-L COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        COLORADO                    0-23866                   06-0678347
(State of Incorporation)        (Commission File           (IRS Employer ID
                                    Number)                     Number)


                               4895 Peoria Street
                             Denver, Colorado 80239
                    (Address of Principal Executive Offices)




                                 (303) 371-1560
                         (Registrant's Telephone Number,
                              including Area Code)


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ITEM 5.  OTHER EVENTS

         Vari-L Company, Inc.(the "Registrant") issued a press release on May 13, 2002 announcing the appointment of a new Vice President of Sales and Marketing which is attached as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)          None

     (b)          None

     (c)          Exhibits

                  99.1              Press Release dated May 13, 2002




Date:  May 13, 2002                           VARI-L COMPANY, INC.



                                              By: /s/ Chuck Bland
                                                 -------------------------------
                                                  Chuck Bland
                                                  President and
                                                  Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
   99.1               Press Release dated May 13, 2002